Exhibit 99.1

Disclosure of Mine Safety and Health Administration (MSHA) Safety Data

FCX’s U.S. mining operations are subject to regulation by MSHA under the U.S. Federal Mine Safety and Health Act of 1977 (the Mine Act). MSHA inspects our mines on a regular basis and issues various citations and orders when it believes a violation has occurred under the Mine Act. Whenever MSHA issues a citation or order, it also generally proposes a civil penalty, or fine, related to the alleged violation. Citations or orders can be contested and appealed, and as part of that process, are often reduced in severity and amount, and are sometimes dismissed. The number of citations, orders and proposed assessments varies depending on the size and type (underground or surface) of the mine, among other factors.

The following disclosures have been provided pursuant to Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Act). The U.S. Securities and Exchange Commission (SEC) has not issued final rules under these provisions; therefore, it is possible that any final rules or guidelines adopted by the SEC will require disclosures to be presented in a different form.

Mine Safety Data. During fourth-quarter 2010, we had no mining related fatalities at our U.S. mining operations, and for the year ended December 31, 2010, we had one mining related fatality at our U.S. mining operations. In addition, during the three months and year ended December 31, 2010, none of our U.S. mining operations received written notice from MSHA of a pattern of, or the potential to have a pattern of, violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of mine health or safety hazards under section 104(e) of the Mine Act.

Following provides additional information about references used in the tables below to describe the categories of violations, orders or citations issued by MSHA under the Mine Act:

•
Section 104(a): Citations issued by MSHA under section 104(a) of the Mine Act for violations of health or safety standards that could significantly and substantially contribute to a serious injury if left unabated.

•
Section 104(b): Orders issued under section 104(b) of the Mine Act, which represent a failure to abate a citation under section 104(a) within the period prescribed by MSHA. This results in an order of immediate withdrawal from the area of the mine affected by the condition until MSHA determines that the violation has been abated.

•
Section 104(d): Citations and orders issued by MSHA under section 104(d) of the Mine Act for unwarrantable failure to comply with mandatory health or safety standards. These types of violations could significantly and substantially contribute to a serious injury; however, the conditions do not cause imminent danger (refer to discussion of imminent danger orders below).

•
Section 110(b)(2): Flagrant violations identified by MSHA under section 110(b)(2) of the Mine Act. The term flagrant with respect to a violation is defined as “a reckless or repeated failure to make reasonable efforts to eliminate a known violation of a mandatory health or safety standard that substantially and proximately caused, or reasonably could have expected to cause, death or serious bodily injury.”

•
Section 107(a): Orders issued by MSHA under section 107(a) of the Mine Act for situations in which MSHA determined an imminent danger existed. Orders issued under section 107(a) of the Mine Act require the operator of the mine to cause all persons (except authorized persons) to be withdrawn from the mine until the imminent danger and the conditions that caused such imminent danger cease to exist.

The following tables reflect the violations, citations and orders issued to us by MSHA during the three months and year ended December 31, 2010:

			Three Months Ended December 31, 2010
			Section	Section	Section	Section	Section	Proposed
Mine ID(1)		Mine or Operation Name	104(a)	104(b)	104(d)	110(b)(2)	107(a)	Assessments(2)
0200137		Freeport-McMoRan Bagdad Inc. (Bagdad)	40	–	–	–	–	$21,857
		Freeport-McMoRan Chino Mines Company (Chino):
2900708		Chino Mines Co Mine	–	–	–	–	–	$–
2900762		SX-EW	–	–	–	–	–	$–
2901882		Ivanhoe Concentrator	–	–	–	–	–	$–
0200112		Freeport-McMoRan Miami Inc (Miami)	–	–	–	–	–	$–
0200024		Freeport-McMoRan Morenci Inc (Morenci)	–	–	–	–	–	$–
0203131		Freeport-McMoRan Safford Inc (Safford)	8	–	–	–	–	$1,512
0200144		Freeport-McMoRan Sierrita Inc (Sierrita)	–	–	–	–	–	$–
2900159		Tyrone Mine (Tyrone)	–	–	–	–	–	$–
0500790	0	Henderson Operations (Henderson)	6	–	–	–	–	$1,001
0502256		Climax Mine (Climax)	–	–	1	–	–	$3,689
		Freeport-McMoRan Cobre Mining Company :
2900725		Open Pit & Continental Surf Comp	1	–	–	–	–	$127
2900731		Continental Mill Complex	3	–	–	–	–	$300
0201656		Copper Queen Branch	3	–	–	–	–	$300
0202579		Cyprus Tohono Corporation	–	–	–	–	–	$–
0203262		Twin Buttes Mine	7	–	–	–	–	$600
2902395		Chieftain 2100 Screening Plant	–	–	–	–	–	$–
0203254		Warrior 1800 Screening Plant	1	–	–	–	–	$100

			Year Ended December 31, 2010
			Section	Section	Section	Section	Section	Proposed
Mine ID(1)		Mine or Operation Name	104(a)	104(b)	104(d)	110(b)(2)	107(a)	Assessments(2)
0200137		Freeport-McMoRan Bagdad Inc. (Bagdad)	156	–	–	–	–	$68,683
		Freeport-McMoRan Chino Mines Company (Chino):
2900708		Chino Mines Co Mine	2	–	–	–	–	$200
2900762		SX-EW	16	–	–	–	–	$2,107
2901882		Ivanhoe Concentrator	16	–	–	–	–	$13,353
0200112		Freeport-McMoRan Miami Inc (Miami)	27	–	–	–	–	$8,808
0200024		Freeport-McMoRan Morenci Inc (Morenci)	186	–	2	–	–	$220,423
0203131		Freeport-McMoRan Safford Inc (Safford)	45	–	–	–	–	$8,125
0200144		Freeport-McMoRan Sierrita Inc (Sierrita)	152	–	–	–	–	$200,389
2900159		Tyrone Mine (Tyrone)	26	–	–	–	–	$6,138
0500790	0	Henderson Operations (Henderson)	71	–	–	–	–	$50,493
0502256		Climax Mine (Climax)	3	–	1	–	–	$4,684
		Freeport-McMoRan Cobre Mining Company :
2900725		Open Pit & Continental Surf Comp	2	–	–	–	–	$227
2900731		Continental Mill Complex	3	–	–	–	–	$300
0201656		Copper Queen Branch	6	–	–	–	–	$650
0202579		Cyprus Tohono Corporation	1	–	–	–	–	$100
0203262		Twin Buttes Mine	8	–	–	–	–	$700
2902395		Chieftain 2100 Screening Plant	1	–	–	–	–	$–
0203254		Warrior 1800 Screening Plant	2	–	–	–	–	$200

(1)	MSHA assigns an identification number to each mine or operation and may or may not assign separate identification numbers to related facilities.

(2)
Amounts represent the total dollar value of proposed assessments received on or before February 11, 2011, for citations or orders issued by MSHA during the three months and year ended December 31, 2010. Of these amounts, FCX is contesting $525 of the proposed assessments that relate to the three months ended December 31, 2010, and $178,252 of the proposed assessments that relate to the year ended December 31, 2010 (refer to “Pending Legal Actions” below for further discussion of the process by which a citation, order or penalty received from MSHA may be challenged).

Outstanding Proposed Assessments. At December 31, 2010, the cumulative total of all outstanding proposed assessments was $404,146. These amounts do not necessarily relate to the citations or orders issued by MSHA during the three months or year ended December 31, 2010, or to the pending legal actions reported below.

Pending Legal Actions. The Federal Mine Safety and Health Review Commission (the Commission) is an independent adjudicative agency established by the Mine Act that provides administrative trial and appellate review of legal disputes arising under the Mine Act. These cases may involve, among other questions, challenges by operators to citations, orders and penalties they have received from MSHA, or complaints of discrimination by miners under section 105 of the Mine Act. The following provides additional information of the types of proceedings that may be brought before the Commission:

•	Contest Proceedings – A contest proceeding may be filed with the Commission by an operator to challenge the issuance of a citation or order issued by MSHA.

•	Civil Penalty Proceedings – A civil penalty proceeding may be filed with the Commission by an operator to challenge a civil penalty MSHA has proposed for a violation contained in a citation or order.

•
Discrimination Proceedings – A discrimination proceeding involves a miner’s allegation that he or she has suffered adverse employment action because he or she engaged in activity protected under the Mine Act, such as making a safety complaint.

•
Temporary Reinstatement Proceedings – A temporary reinstatement proceeding involves cases in which a miner has filed a complaint with MSHA stating that he or she has suffered discrimination and the miner has lost his or her position.

•
Compensation Proceedings – A compensation proceeding may be filed with the Commission by miners entitled to compensation when a mine is closed by certain closure orders issued by MSHA. The purpose of the proceeding is to determine the amount of compensation, if any, due to miners idled by the orders.

At December 31, 2010, there were 19 pending legal actions before the Commission that related to matters instituted during fourth-quarter 2010, and 133 pending legal actions before the Commission related to matters instituted during the year 2010. The following table provides further information of the pending legal actions before the Commission at December 31, 2010, all of which were initiated by us. All of these pending legal actions are contest or civil penalty proceedings. These matters were instituted during 2010, but do not necessarily relate to the violations, citations, orders or proposed assessments issued by MSHA during the year ended December 31, 2010, that have been presented in the above tables.

		Date	Mine Act
Mine ID(1)	Mine or Operation Name	Instituted(2)	Section(3)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	6/23/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	8/9/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	9/2/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)

		Date	Mine Act
Mine ID(1)	Mine or Operation Name	Instituted(2)	Section(3)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
0200137	Freeport-McMoRan Bagdad Inc.	11/30/2010	104(a)
2900762	Freeport-McMoRan Chino Mines Company	5/5/2010	104(a)
2900762	Freeport-McMoRan Chino Mines Company	5/6/2010	104(a)
2900762	Freeport-McMoRan Chino Mines Company	5/7/2010	104(a)
0200112	Freeport-McMoRan Miami Inc.	9/2/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/17/2010	104(a)
0200025	Freeport-McMoRan Morenci Inc.	5/24/2010	104(d)(1)
0200025	Freeport-McMoRan Morenci Inc.	5/24/2010	104(d)(1)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/12/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)

		Date	Mine Act
Mine ID(1)	Mine or Operation Name	Instituted(2)	Section(3)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
0200144	Freeport-McMoRan Sierrita Inc.	7/30/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	3/9/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	11/19/2010	104(a)
2900159	Freeport-McMoRan Tyrone Inc.	11/19/2010	104(a)
0500790	Henderson Operations	5/11/2010	104(a)
0500790	Henderson Operations	6/7/2010	104(a)
0500790	Henderson Operations	6/28/2010	104(a)
0500790	Henderson Operations	6/28/2010	104(a)
0500790	Henderson Operations	6/28/2010	104(a)
0500790	Henderson Operations	6/28/2010	104(a)
0202579	Cyprus Tohono Corporation	11/15/2010	104(a)

(1)	MSHA assigns an identification number to each mine or operation and may or may not assign separate identification numbers to related facilities.

(2)	Represents the date a docket number was assigned to the proceeding.

(3)
Represents the category of violation, order or citation underlying the pending legal action. Refer to “Mine Safety Data” for further discussion of these references, which describe the categories of violations, orders or citations issued by MSHA under the Mine Act.